UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2007

AMEREX GROUP, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-13118	20-4898182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria Avenue, Tulsa, OK	74106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 858-1050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27, 2007, Mr. Philip M. Getter was appointed as a director of Amerex Group, Inc. He will serve as chairman of the Audit Committee and as a member of the Compensation Committee. Mr. Getter is 70 years old. He was employed by Prime Charter Ltd. as the Director of Investment Banking from 1995-2000. He was President of DAMG Capital LLC from 2000-2005. Since 1985 he has been the Managing Member of GEMPH Development LLC. Mr. Getter is currently serving as a Director for EVCI Career Colleges Holding Corp., ICTS Technologies N.V., and INKSURE Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREX GROUP, INC.

By: /s/ Nicholas J. Malino
Nicholas J. Malino
Chief Executive Officer

Date: October 30, 2007